Related Party Transactions	12 Months Ended
Dec. 31, 2020
Disclosure of transactions between related parties [abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
22.1     Compensation of key management personnel
Key management personnel comprise the directors, officers and members of the Executive Committee. The compensation and charges paid or payable for services are shown below:

	Years ended December 31,
Description	2020	2019	2018

Salaries and charges	18,075	22,187	16,275
Bonus	11,717	7,255	7,263
Share-based payment plan	36,986	29,129	21,508
	66,778	58,571	45,046
Sensitivity analysis: variations in share value

Description	Stock price	Expense

Exposure at December 31, 2020	39.30	36,986

Effect on result

Devaluation -50%	19.65	12,203
Devaluation -25%	29.48	21,807
The effect on the result referring to the share-based compensation plan is based on the variation of the Company's share value, which is updated each reporting period, and therefore does not represent a cash outflow in the current year, with a forecast for vesting and settlement in up to four years.
22.2     Guarantees and pledges granted by the Company
The Company has granted guarantees on rental properties for some of its executives and the total amount involved is not significant.
22.3    Loan agreement
On September 2, 2016, the Company signed a loan agreement with one of its shareholders. As at December 31, 2020, the balance of the loan receivable is R$16,973 (R$12,789 as at December 31, 2019). Interest corresponds to three-month LIBOR plus a fixed rate of 2.3% per year.
22.4     Technology service sharing contract
On January 1, 2013, the Company entered into a contract with Águia Branca Participações S.A., one of its shareholders, for the sharing of information technology resources for an indefinite period. The total amount of services acquired during the year ended December 31, 2020 was R$51 (R$50 at December 31, 2019), recorded under “Other operating expenses, net” in the statement of operations. As at December 31, 2020, there were no amounts to be paid as a result of this transaction.
22.5     Ticket sales contract
On March 26, 2018, the Company entered into a ticket sales agreement with Caprioli Turismo Ltda., a travel agency owned by the Caprioli family (which holds an indirect stake in the Company through TRIP former shareholders), whereby Caprioli Turismo Ltda. is granted a R$20 credit line for the purchase and resale of tickets for flights operated by the Company. This credit line is guaranteed by a non-interest bearing promissory note in the same amount payable.
22.6     Sublease of aircraft receivable
In December 2019, the Company signed a letter of intent for the sublease of up to 28 aircraft to the Breeze Aviation Group (“Breeze”), an airline founded by the controlling shareholder of Azul, headquartered in the United States. The transaction was voted and approved by 97% of the Azul's shareholders at the Extraordinary General Meeting held on March 2, 2020. Following good corporate practices, the controlling shareholder did not participate in the voting.
On December 29, 2020, the Company sub-leased an aircraft to Breeze and recorded a balance receivable balance of R$24,167.
22.7     Indemnities
As at December 31, 2020, the Company has recorded a balance receivable from former shareholders of TRIP in the amount of R$39,339 (R$30,347 as at December 31, 2019). This balance refers to the reimbursement of expenses with legal proceedings originating prior to the merger between the companies and is recorded under “Other non-current assets”.